October 23, 2013 TCBI Q3 2013 Earnings Exhibit 99.2

Certain matters discussed on this call may contain forward-looking statements, which are subject to risks and uncertainties and are based on Texas Capital’s current estimates or expectations of future events or future results. Texas Capital is under no obligation, and expressly disclaims such obligation, to update, alter or revise its forward-looking statements, whether as a result of new information, future events or otherwise. A number of factors, many of which are beyond Texas Capital’s control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These risks and uncertainties include the risk of adverse impacts from general economic conditions, competition, interest rate sensitivity and exposure to regulatory and legislative changes. These and other factors that could cause results to differ materially from those described in the forward-looking statements can be found in the prospectus supplements, the Annual Report on Form 10-K and other filings made by Texas Capital with the Securities and Exchange Commission (SEC).

Opening Remarks
•
Strong continued core earnings growth, with provision reflecting another quarter of significant growth in LHI
•
Continued improvement in NPAs
•
Continued strong growth in deposits, specifically DDAs
•
LHS levels down slightly as expected, with 2013 average to be relatively flat as compared to 2012 average

Financial Review
Net Income and EPS
–
Increase in net income of 47% compared to Q2-2013, 23% compared to Q2-2013 before non-recurring FDIC charge and Q2-2013 charge of $7.7 million
–
Increase in EPS compared to Q2-2013
–
Decrease in EPS compared to Q3-2012 due to preferred dividend in Q3-2013
Operating Leverage, Core Earnings Power & NIM
–
Net Revenue
•
6% increase from Q2-2013
•
11% growth from Q3-2012
–
Exceptional growth in LHI average balances
•
Growth of 8% from Q2-2013
•
Growth of 22% from Q3-2012
–
Margin improved 2 bps from Q2-2013 to 4.21%
•
Strong LHI levels with favorable spreads; yields up slightly in LHI and LHS
•
Improved funding profile from growth in DDA and total deposits
–
Provision for loan losses directly related to strong quarterly growth in LHI of $540.7 million
–
$3.0 million of FDIC assessment ($0.05 per share) included in non-interest expense in Q3-13
•
Relates to year-end 2011 and 2012 call reports which were amended for the change in risk weight applicable to our mortgage finance loans
•
Disputing the charge as we believe it is unwarranted given the circumstances; any recovery would be credited to a future quarter

Financial Review
Loan Growth
–
Broad-based growth in LHI
•
Growth of $579.6 million, or 8%, from Q2-2013
•
Period end balance $319.4 million over average balance for the quarter
•
Averages increased 8% from Q2-2013 and 22% from Q3-2012
–
Average LHS balances down 2% from Q2-2013 and  3% from Q3-2012
Funding
–
Funding profile optimal with exceptional DDA and total deposit growth
•
Average  DDA increased 7% from Q2-2013 and 55% from Q3-2012
•
Total average deposits increased 9% from Q2-2013 and 31% from Q3-2012
–
Total deposit cost stable at 17 bps
Credit Costs
–
Total credit costs of $5.0 million for Q3-2013
–
Favorable trend in NPA ratio with $3.0 million (6%) decrease from Q2-13, including 2% OREO reduction

•
Results remained well above industry trends in mortgage origination and warehouse
•
Provision of $5.0 million compared to $7.0 million in Q2-2013
•
No OREO valuation cost in Q3-2013 compared to $382,000 in Q2-2013 and $64,000 in Q3-2012
•
NCOs of $46,000 (0 bps) compared to $2.4 million (13 bps) in Q2-2013 and 8 bps for Q3-2012

Income Statement - Quarterly

Q3-13 Q2-13 Q1-13 Q4-12 Q3-12
Net interest income $  108,776 $  101,220 $   98,042 $ 101,155 $   96,855
Non-interest income 10,431 11,128 11,281 12,836 10,552
Net revenue 119,207 112,348 109,323 113,991 107,407
Provision for credit losses 5,000 7,000 2,000 4,500 3,000
OREO valuation and write-down expense
-
382 71 955 64
Total provision  and OREO valuation 5,000 7,382 2,071 5,455 3,064
Non-interest expense 62,009 68,352 55,629 59,119 53,457
Income before income taxes 52,198 36,614 51,623 49,417 50,886
Income tax expense 18,724 12,542 18,479 17,982 18,316
Net income 33,474 24,072 33,144 31,435 32,570
Preferred stock dividends 2,437 2,438 81 – –
Net income available to common shareholders $   31,037 $   21,634 $   33,063 $   31,435 $   32,570
Diluted EPS $         .74 $         .52 $         .80 $         .76 $         .80
Diluted EPS excluding charges $         .79 $         .64 $         .80 $         .76 $         .80
Net interest margin 4.21% 4.19% 4.27% 4.27% 4.36%
ROA 1.25% 0.95% 1.38% 1.27% 1.40%
ROA excluding FDIC charge 1.32% 0.95% 1.38% 1.27% 1.40%
ROE 13.74% 9.94% 15.82% 15.35% 17.27%
ROE excluding FDIC charge 14.59% 9.94% 15.82% 15.35% 17.27%
Efficiency
(1)
52.0% 60.8% 50.9% 51.9% 49.8%
Efficiency excluding FDIC charge
(1)
49.2% 60.8% 50.9% 51.9% 49.8%
(1)  Excludes OREO valuation charge

QTD Average Balances, Yields and Rates

(in thousands) Q3 2013 Q2 2013 Q3 2012
Avg. Bal. Yield Rate Avg. Bal. Yield Rate Avg. Bal. Yield Rate
Assets
Securities $      71,717 4.25% $      78,906 4.42% $110,300 4.43%
Fed funds sold & liquidity investments 167,613 .19% 145,625 .20% 74,219 .30%
Loans held for sale 2,362,118 3.79% 2,406,246 3.74% 2,432,027 4.00%
Loans held for investment 7,731,901 4.72% 7,152,323 4.71% 6,313,263 4.81%
Total loans, net of reserve 10,014,468 4.53% 9,483,563 4.50% 8,672,917 4.63%
Total earning assets 10,253,798 4.46% 9,708,094 4.44% 8,857,436 4.59%
Total assets $10,637,766 $10,110,992 $9,256,864
Liabilities and Stockholders’ Equity
Total interest bearing deposits $  5,612,874 .26% $  5,130,200 .25% $4,649,823 .29%
Other borrowings 539,767 .20% 727,158 .20% 1,639,953 .21%
Subordinated notes 111,000 6.54% 111,000 6.61% 12,065 6.86%
Long-term debt 113,406 2.23% 113,406 2.24% 113,406 2.43%
Total interest bearing liabilities 6,377,047 .40% 6,081,764 .40% 6,415,247 .32%
Demand deposits 3,124,602 2,914,341 2,010,694
Stockholders’ equity 1,046,477 1,023,279 750,113
Total liabilities and stockholders’ equity $10,637,766 .24% $10,110,992 .24% $9,256,864 .22%
Net interest margin 4.21% 4.19% 4.36%

Financial Summary

(in thousands)
QTD Averages
Q3 2013 Q2 2013 Q3 2012
Q3/Q2%
Change
YOY %
Change
Total assets $10,637,766 $10,110,992 $9,256,864 5% 15%
Loans held for investment 7,731,901 7,152,323 6,313,263 8% 22%
Loans held for sale 2,362,118 2,406,246 2,432,027 (2)% (3)%
Total loans 10,094,019 9,558,569 8,745,290 6% 15%
Securities 71,717 78,906 110,300 (9)% (35)%
Demand deposits 3,124,602 2,914,341 2,010,694 7% 55%
Total deposits 8,737,476 8,044,541 6,660,517 9% 31%
Stockholders’ equity 1,046,477 1,023,279 750,113 2% 40%

Financial Summary

(in thousands)
Period End
Q3 2013 Q2 2013 Q3 2012
Q3/Q2%
Change
YOY %
Change
Total assets $10,797,448 $10,977,990 $9,881,362 (2)% 9%
Loans held for investment 8,051,328 7,510,662 6,549,089 7% 23%
Loans held for sale 2,262,085 2,838,234 2,818,622 (20)% (20)%
Total loans 10,313,413 10,348,896 9,367,711 (0)% 10%
Securities 67,815 75,861 107,288 (11)% (37)%
Demand deposits 3,242,060 2,928,735 2,114,279 11% 53%
Total deposits 8,957,081 7,980,598 6,717,579 12% 33%
Stockholders’ equity 1,066,629 1,034,955 802,406 3% 33%

Revenue and Income Growth
($ in thousands)
$174,207
$225,951
$273,937
$335,169
$419,919
$454,504
109,651
137,733
154,985
181,403
212,961
247,948
0
50,000
100,000
150,000
200,000
250,000
300,000
350,000
400,000
450,000
500,000
2008 2009 2010 2011 2012 YTD Q3 2013
Non-interest Income Net Interest Income Non-interest Expense
Operating Revenue CAGR: 22%
Net Interest Income CAGR: 23%
Non-interest Income CAGR: 15%
Non-interest Expense CAGR: 19%
Net Income CAGR: 40%
Excludes OREO valuation charge for YTD 2013, 2012, 2011 and 2010. YTD Q3
2013 data is annualized.
Note:

EPS Growth
2008
2009^ 2010 2011 2012
5 Year EPS CAGR: 27%
Q3-2013
^Excludes $.15 effect of preferred TARP dividend during 2009. Reported EPS was $0.56.
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$0.89
$0.71
$1.00
$1.99
3.01
$2.05

Deposit and Loan Growth
($ in millions)
Demand Deposit CAGR: 43%
Total Deposit CAGR: 23%
Loans Held for Investment CAGR: 16%
Demand Deposits Intererst Bearing Deposits Loans HFI
10,000
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
2008 2009 2010 2011 2012 2013
$4,028
$3,333
$4,457
$4,121
$4,711
$5,455
$5,572
$5,556
$6,786
$7,441
$8,051
$8,957

Business Assets
32%
Energy
9%
Highly Liquid
Assets
2%
Loans held for
sale
22%
Other Assets
3%
Comml. R/E Mkt.
Risk
18%
Residential R/E
Mkt. Risk
7%
Owner Occupied
R/E
5%
Unsecured
2%

TEXAS CAPITAL BANCSHARES, INC.

Loan Portfolio Statistics

Non-accrual loans
Commercial $         20,994
Construction –
Real estate 14,616
Consumer 70
Equipment leases 57
Total non-accrual loans 35,737
Non-accrual loans as % of
loans held for investment
.44%
Non-accrual loans as % of
total loans
.35%
OREO 12,805
Total Non-accruals +
OREO
$         48,542
Non-accrual loans + OREO
as % of loans held for
investment + OREO
.60%
Total Loans  $10,313,413
All numbers in thousands.
Loan Collateral by Type 9/30/13

Credit Quality
Improved Credit Trends
–
Total credit cost of $5.0 million for Q3-2013, compared to $ 7.4 million in Q2-2013 and $3.1 million in Q3-2012
•
Provision of $5.0 million for Q3-2013 compared to $7.0 million for Q2-2013 and $3.0 million in Q3-2012
•
NCOs $46,000 (0 bps) in Q3-2013 compared to 13 bps in Q2-2013 and 8 bps in Q3-2012;
NCO ratio of 7 bps for YTD
•
No OREO valuation charge in Q3-2013 compared to $382,000 in Q2-2013 and $64,000 in
Q3-2012
–
NPA ratio continues to decline
•
Reduction of $3.0 million (6%) from Q2-2013 and $27.8 million (36%) from Q3-2012
•
NPA ratio of .60% compared to .68% in Q2-2013 and 1.16% in Q3-2012
•
NPLs at $35.7 million, down $2.5 million from Q2-2013 and down $21.5 million from
Q3-2012
•
NPL ratio at .35% of total loans and .44% of LHI
•
OREO reduction of $248,000 (2%) from Q2-2013 and $6.3 million (33%) from Q3-2012

Credit Quality
Net Charge-offs / Average Loans
* Excludes loans held for sale.
Combined reserve /
Loans
*
1.10% 1.15% 1.31% 1.56% 1.59%
Non-accrual loans +
OREO to loans
*
+
OREO
.60% 1.06% 1.58% 3.25% 2.74%
Combined reserve to
non-accruals
2.4x 1.3x 1.3x .6x .7x
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
2013 2012 2011 2010 2009
0.07%
0.10%
0.58%
1.14%
0.46%

Closing Comments
•
Strong core earnings power, profitability and growth to continue in 2013
•
Credit continues positive trend
•
Strong LHI pipeline and new commitments present opportunity for growth potential
•
LHS average balances to remain in line with expectations for flat year-
over-year averages

Q&A 17